UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K






                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



                          Date of Report: July 25, 1997




                                  Anicom, Inc.
               (Exact Name of Registrant as Specified in Charter)



         Delaware                    0-25364                      36-3885212
(State or Other Jurisdiction       (Commission                  (IRS Employer
     of incorporation)             File Number)               Identification No.



6133 North River Road, Suite 1000, Rosemont, Illinois                 60018
(Address of Principal Executive Offices)                           (Zip Code)

        Registrant's telephone number, including area code (847) 518-8700

Item 2.  Acquisition or Disposition of Assets.

(a) On July 11, 1997, substantially all of the assets of the Energy Electric Cable Division (the "Division") of Connectivity Products Incorporated ("CPI" or "Seller") were acquired by a wholly-owned subsidiary of Registrant. The total acquisition consideration consisted of $10,000,000 in cash, $17,000,000 in retirement of Seller's bank debt, and 190,476 shares of Registrant's common stock, $.001 par value per share ("Common Stock"). Registrant also granted to CPI certain registration rights with respect to the 190,476 shares of Common Stock.

All cash and consideration from Registrant in this transaction was paid out of Registrant's existing working capital and from borrowings under Registrant's credit facility with Harris Trust and Savings Bank, LaSalle National Bank and NBD First Chicago. All shares of Common Stock issued in this transaction were issued out of Registrant's authorized but unissued Common Stock.

Concurrently therewith, Registrant and CPI entered into a Supply Agreement dated July 11, 1997 whereby Registrant agreed to purchase certain targeted amounts of wire and cable products from CPI. The term of the Supply Agreement is five years.

(b) Certain of the assets acquired pursuant to this transaction constitute equipment or other physical property used by the Division in its business as a distributor of wire and cable products. The Registrant will continue to use these assets for the same purpose.

Item 7.           Financial Statement and Exhibits.

(a) Financial Statements of Businesses Acquired.

Audited financial statements of CPI required pursuant to Regulation S-X cannot be provided at this time, but shall be filed as soon as practicable and in no event later than 60 days after the date that this Report on Form 8-K must be filed.

(b) Pro Forma Financial Information.

The pro forma financial information required pursuant to Article 11 of Regulation S-X cannot be provided at this time, but shall be filed as soon as practicable and in no event later than 60 days after the date that this Report on Form 8-K must be filed.

(c)      Exhibits.

         2.1 Asset Purchase Agreement, by and among Anicom, Inc., Reel Acquisition Corp., and Connectivity Products Incorporated, dated as of July 11, 1997. Registrant agrees to furnish supplementally to the Commission, upon request, a copy of any omitted schedule.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                    Anicom, Inc.


Dated:  July 25, 1997                       By: /s/ SCOTT C. ANIXTER
                                                    Scott C. Anixter
                                                    Chief Executive Officer

                                  Exhibit Index



                                                                     Sequential
Exhibit #                         Item                               Page Number
_________   ____________________________________________________     ___________
   2.1      Asset Purchase Agreement, by and among Anicom, Inc.,
            Reel Acquisition Corp., and Connectivity Products
            Incorporated, dated as of July 11, 1997.  Registrant
            agrees to furnish supplementally to the Commission,
            upon request, a copy of any omitted schedule.                6